UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03940

BNY Mellon Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	05/31/2021

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Select Managers Small Cap Growth Fund

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Select Managers Small Cap Growth Fund

ANNUAL REPORT May 31, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from June 1, 2020 through May 31, 2021, as provided by portfolio allocation managers Stephen Kolano and Elena Goncharova

Market and Fund Performance Overview

For the 12-month period ended May 31, 2021, BNY Mellon Select Managers Small Cap Growth Fund’s Class A shares, Class C shares, Class I shares and Class Y shares at NAV produced total returns of 52.22%, 50.99%, 52.63% and 52.73%, respectively.1 In comparison, the Russell 2000® Growth Index (the “Index”), the fund’s benchmark, returned 50.14% for the same period.2

Small-cap growth stocks gained ground over the reporting period as markets began to anticipate the end of the pandemic and the economic recovery resulting from the distribution of COVID-19 vaccines. The fund outperformed the Index, mainly due to favorable asset allocation and stock selection decisions.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in the stocks of small-cap companies. The fund’s portfolio is constructed to have a growth tilt.

The fund uses a “multi-manager” approach by selecting various subadvisors to manage its assets. We may hire, terminate or replace subadvisors and modify material terms and conditions of subadvisory arrangements without shareholder approval.

The fund’s assets are currently allocated to six subadvisors, each acting independently and using its own methodology to select portfolio investments. At the end of the reporting period, 13% of the fund’s assets were under the management of Redwood Investments, LLC, which employs a blend of quantitative and qualitative research to build growth and core equity portfolios; approximately 18% of the fund’s assets were under the management of Geneva Capital Management, which employs bottom-up fundamental analysis supplemented by top-down considerations to identify companies with a consistent, sustainable record of growth; approximately 13% of the fund’s assets were under the management of Nicholas Investment Partners, L.P., which uses a bottom-up approach to security selection, combining rigorous fundamental analysis with the discipline and objectivity of quantitative analytics; EAM Investors, LLC, which managed 21% of the fund’s assets, chooses investments through bottom-up fundamental analysis using a blend of a quantitative discovery process and a qualitative analysis process; approximately 10% of the fund’s assets were managed by Granite Investment Partners, LLC, which seeks attractively valued, small-cap companies with catalysts for growth; and 25% of the fund’s assets were managed by Rice Hall James & Associates LLC, which seeks growing companies with high earnings growth, high or improving returns on invested capital and sustainable competitive advantages. The percentages of the fund’s assets allocated to the various subadvisors can change over time, within ranges described in the prospectus.

Stocks Rebound on Vaccine Approvals and Economic Recovery

Early in the reporting period, markets continued to respond positively to policies implemented by the federal government and the Federal Reserve (the “Fed”). Relief and stimulus packages passed by Congress kept small businesses afloat and provided help to households. Steps were also taken to provide relief to employees who had lost their jobs as a result of government-mandated business shutdowns. The Fed initiated various programs to ease liquidity concerns in certain markets.

The economy also began to show signs of recovery and continued to improve during the reporting period. Retail sales rebounded, the outlook for manufacturing improved and job creation surged, beating economists’ expectations. Markets rebounded as relief programs took effect, government shutdowns began to ease and hope for a COVID-19 vaccine or effective therapy took hold.

Midway through the reporting period, markets benefited from a number of factors. With the approval of multiple COVID-19 vaccines in November 2020, investor sentiment improved, and the global economic outlook brightened. Returns were also boosted by interest rates, which remained low, and by the stimulus package approved by Congress, which provided support to consumers, small businesses and the economy generally.

Uncertainty surrounding the November 2020 election also eased, and investors began to factor the likelihood of additional stimulus and infrastructure spending into their calculations. With the end of the pandemic in view and continued economic rebound likely, investors began to shift away from growth-oriented stocks and into value-oriented stocks.

As the end of the pandemic became more likely, government lockdowns were eased, and businesses that had been hard hit by the pandemic began to show signs of recovery. Businesses also became more confident and increased their capital spending. In addition, inventory shortages began to appear, providing another catalyst to economic growth.

Toward the end of the reporting period, the economic rebound continued, but combined with the Federal Reserve’s indications that it would tolerate higher inflation rates until the economy fully recovered, this led to a rise in inflation expectations. As a result, yields at the long end of the Treasury yield curve began to increase. These higher interest rates weighed on the market and especially slowed the momentum of technology and other growth-oriented stocks.

Asset Allocation and Security Selections Benefited Fund Performance

The fund’s relative performance versus the Index was mainly the result of favorable asset allocation and stock selections by the fund’s underlying portfolio managers. Overweight positions in the energy, consumer discretionary and industrial sectors contributed positively to returns. Stock selection also was beneficial, especially in the consumer staples and health care sectors. In the consumer staples sector, stock selection was successful in all industries, but positions in Medifast, a health products company, Freshpet, a pet food producer, and Celsius Holdings, a maker of energy drinks, were particularly noteworthy.

On a less positive note, the fund’s underweight position in the communication services sector detracted from returns versus the Index as this sector performed well. In addition, stock selections in the industrial sector also hindered returns, particularly in the building products industry, including Cornerstone OnDemand and Builders FirstSource. In addition, the fund’s 3% allocation to cash, which was necessary to meet redemptions, was also a drag on performance.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

A Positive Backdrop

Our outlook for the coming months reflects ongoing optimism about the economic recovery. Although the distribution of COVID-19 vaccines has been uneven globally, the economies of developed countries are increasingly opening up, which is benefiting stocks. Inflation, which remains somewhat of a concern, is being driven by supply chain issues and worker shortages, which are producing a supply/demand imbalance. However, we believe that though higher inflation is likely to be transitory, it may persist for several quarters, and we will continue to monitor it as the recovery proceeds.

June 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an undertaking in effect through September 30, 2021, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be and should not be interpreted as recommendations.

Multi-manager risk means each sub adviser makes investment decisions independently, and it is possible that the investment styles of the sub advisers may not complement one another. Consequently, the fund’s exposure to a given stock, industry or investment style could be greater or smaller than if the fund had a single adviser.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Select Managers Small Cap Growth Fund with a hypothetical investment of $10,000 in the Russell 2000® Growth Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class A shares, Class C shares and Class I shares of BNY Mellon Select Managers Small Cap Growth Fund on 5/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Select Managers Small Cap Growth Fund with a hypothetical investment of $1,000,000 in the Russell 2000® Growth Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales load for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Select Managers Small Cap Growth Fund on 5/31/11 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 5/31/2021
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	7/1/10	43.47%	17.69%	11.86%
without sales charge	7/1/10	52.22%	19.10%	12.52%
Class C shares
with applicable redemption charge†	7/1/10	49.99%	18.22%	11.70%
without redemption	7/1/10	50.99%	18.22%	11.70%
Class I shares	7/1/10	52.63%	19.42%	12.85%
Class Y shares	7/1/13	52.73%	19.47%	12.90%††
Russell 2000® Growth Index	6/30/10	50.14%	17.57%	12.76%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales load for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Select Managers Small Cap Growth Fund from December 1, 2020 to May 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended May 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.00	$11.02	$5.34	$5.12
Ending value (after expenses)	$1,160.60	$1,156.00	$1,162.40	$1,162.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended May 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.54	$10.30	$4.99	$4.78
Ending value (after expenses)	$1,018.45	$1,014.71	$1,020.00	$1,020.19
†

Expenses are equal to the fund’s annualized expense ratio of 1.30% for Class A, 2.05% for Class C, .99% for Class I and .95% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

May 31, 2021

Description	Shares		Value ($)
Common Stocks - 97.9%
Automobiles & Components - 2.6%
Dorman Products	18,515	[a]	1,895,566
Fox Factory Holding	72,872	[a]	11,330,139
Harley-Davidson	25,104		1,216,791
LCI Industries	22,557		3,362,121
Visteon	14,107	[a]	1,727,543
			19,532,160
Banks - 3.9%
Axos Financial	106,729	[a]	5,060,021
Bank OZK	31,158		1,330,758
BankUnited	25,599		1,223,376
Central Pacific Financial	50,245		1,392,289
Columbia Banking System	27,456		1,185,001
Federal Agricultural Mortgage, Cl. C	7,926		804,172
First Citizens Bancshares, Cl. A	1,545	[b]	1,329,627
First Financial Bankshares	35,814		1,803,235
National Bank Holdings, Cl. A	34,731		1,375,348
Pacific Premier Bancorp	41,767		1,920,029
PacWest Bancorp	27,519		1,243,033
Pinnacle Financial Partners	10,353		941,295
Popular	16,469		1,344,035
Signature Bank	4,990		1,246,252
Texas Capital Bancshares	37,215	[a]	2,563,369
Triumph Bancorp	12,259	[a]	1,026,691
Western Alliance Bancorp	31,803		3,180,618
			28,969,149
Capital Goods - 12.5%
AAON	35,063	[b]	2,322,924
Acuity Brands	6,391		1,187,128
Advanced Drainage Systems	15,278		1,732,831
AeroVironment	22,659	[a]	2,484,106
AGCO	5,835		807,389
Ameresco, Cl. A	24,727	[a]	1,329,324
Armstrong World Industries	22,407		2,382,984
Astec Industries	37,798		2,590,297
Atkore	24,030	[a]	1,855,116
Barnes Group	23,594		1,260,391
Beacon Roofing Supply	32,259	[a]	1,827,150
Boise Cascade	18,025		1,189,470
Builders FirstSource	21,045	[a]	937,344
Chart Industries	19,631	[a]	2,864,948
Donaldson	25,847		1,591,917

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.9% (continued)
Capital Goods - 12.5% (continued)
EMCOR Group	10,830		1,365,771
Encore Wire	15,874		1,304,843
Energy Recovery	31,797	[a]	604,461
ESCO Technologies	25,942		2,455,151
Evoqua Water Technologies	33,111	[a]	1,030,414
Federal Signal	30,827		1,309,531
H&E Equipment Services	58,778		2,198,297
Herc Holdings	12,328	[a]	1,417,967
John Bean Technologies	7,283		1,048,970
Kornit Digital	48,159	[a]	5,018,168
Kratos Defense & Security Solutions	76,356	[a]	1,909,664
Masonite International	49,055	[a]	5,864,526
MasTec	13,281	[a,b]	1,544,979
McGrath RentCorp	17,657		1,513,735
Moog, Cl. A	14,282		1,288,236
MSC Industrial Direct, Cl. A	5,416		511,270
Oshkosh	11,029		1,449,652
PGT Innovations	56,123	[a]	1,355,932
Plug Power	23,890	[a,b]	733,423
Proto Labs	9,462	[a]	845,808
Quanta Services	13,673		1,303,721
RADA Electronic Industries	91,560	[a]	1,080,408
RBC Bearings	18,051	[a]	3,534,205
Regal Beloit	11,020		1,567,375
Simpson Manufacturing	25,779		2,895,497
SiteOne Landscape Supply	37,290	[a,b]	6,415,372
Terex	22,311		1,168,427
The Middleby	4,879	[a]	801,522
The Shyft Group	25,451		992,080
Trex	45,961	[a,b]	4,477,061
Univar Solutions	58,237	[a]	1,577,640
Valmont Industries	3,824		948,352
Vicor	18,647	[a]	1,679,722
WESCO International	11,248	[a]	1,198,699
WillScot Mobile Mini Holdings	79,983	[a]	2,319,507
			93,093,705
Commercial & Professional Services - 2.6%
CACI International, Cl. A	3,315	[a]	845,192
CBIZ	52,448	[a]	1,741,798
Exponent	57,091		5,208,412
Franklin Covey	13,701	[a]	424,731
FTI Consulting	9,771	[a]	1,344,001
IAA	26,403	[a]	1,504,179

Description	Shares		Value ($)
Common Stocks - 97.9% (continued)
Commercial & Professional Services - 2.6% (continued)
KBR	31,924		1,300,584
Robert Half International	14,951		1,327,499
Tetra Tech	16,317		1,949,392
The Brink's Company	35,050		2,643,120
Willdan Group	28,789	[a]	1,046,768
			19,335,676
Consumer Durables & Apparel - 3.8%
Brunswick	11,895		1,216,026
Callaway Golf	98,990		3,654,711
Capri Holdings	49,624	[a]	2,814,177
Century Communities	19,032		1,548,824
Clarus	35,512		841,279
Cricut, Cl. A	34,270	[a]	1,157,298
Crocs	16,044	[a]	1,624,295
Deckers Outdoor	8,845	[a]	2,966,966
Helen of Troy	5,981	[a]	1,258,881
Kontoor Brands	44,370		2,840,568
M.D.C. Holdings	20,334		1,178,355
Skyline Champion	31,308	[a]	1,585,750
Sonos	23,065	[a]	853,405
Steven Madden	53,655		2,221,317
Toll Brothers	18,079		1,179,474
TopBuild	8,762	[a,b]	1,735,314
			28,676,640
Consumer Services - 5.8%
BJ's Restaurants	22,964	[a,b]	1,269,450
Boyd Gaming	57,117	[a]	3,677,764
Bright Horizons Family Solutions	21,068	[a]	2,912,230
Century Casinos	87,280	[a]	1,221,047
Chegg	16,387	[a,b]	1,260,324
Chuy's Holdings	26,531	[a]	1,099,710
Everi Holdings	61,864	[a]	1,282,441
Golden Entertainment	11,854	[a]	505,455
Hilton Grand Vacations	50,042	[a]	2,288,421
International Game Technology	53,197	[b]	1,290,559
Lindblad Expeditions Holdings	26,086	[a]	443,984
Marriott Vacations Worldwide	4,653	[a]	801,665
Monarch Casino & Resort	6,536	[a]	466,409
Norwegian Cruise Line Holdings	31,557	[a,b]	1,006,668
Red Rock Resorts, Cl. A	94,294	[a]	4,219,656
Scientific Games	17,730	[a]	1,286,134
SeaWorld Entertainment	20,890	[a]	1,137,043
Strategic Education	16,583		1,174,740

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.9% (continued)
Consumer Services - 5.8% (continued)
Stride	88,763	[a]	2,385,949
Texas Roadhouse	58,715		5,913,188
The Cheesecake Factory	48,948	[a]	2,879,121
Travel + Leisure	17,630		1,148,594
Vail Resorts	6,481	[a]	2,118,509
WW International	48,154	[a]	1,892,452
			43,681,513
Diversified Financials - 1.5%
Cowen, Cl. A	32,229	[b]	1,267,567
Donnelley Financial Solutions	71,138	[a]	2,120,624
Evercore, Cl. A	15,576		2,271,915
LPL Financial Holdings	9,245		1,367,151
OneMain Holdings	23,410		1,354,034
PJT Partners, Cl. A	35,056		2,552,778
			10,934,069
Energy - .9%
Antero Resources	100,039	[a]	1,291,503
Denbury	23,154	[a]	1,551,781
Diamondback Energy	10,148		812,550
DMC Global	25,543	[a,b]	1,353,013
Range Resources	85,430	[a,b]	1,158,431
Texas Pacific Land	532		773,060
			6,940,338
Food & Staples Retailing - .7%
BJ's Wholesale Club Holdings	54,316	[a]	2,432,814
Performance Food Group	40,602	[a]	2,035,378
Sprouts Farmers Market	33,794	[a]	898,920
			5,367,112
Food, Beverage & Tobacco - 1.1%
Darling Ingredients	11,378	[a]	778,938
Freshpet	16,061	[a]	2,839,906
J&J Snack Foods	15,347		2,694,626
Primo Water	39,091		676,665
SunOpta	66,542	[a]	831,775
			7,821,910
Health Care Equipment & Services - 11.6%
Acadia Healthcare	22,871	[a]	1,471,978
Addus HomeCare	20,165	[a]	1,939,268
AMN Healthcare Services	19,891	[a]	1,764,332
AtriCure	18,476	[a]	1,380,711
BioLife Solutions	36,811	[a]	1,226,174
Castle Biosciences	23,160	[a]	1,387,979
CryoPort	107,669	[a,b]	6,020,850

Description	Shares		Value ($)
Common Stocks - 97.9% (continued)
Health Care Equipment & Services - 11.6% (continued)
Establishment Labs Holdings	3,996	[a]	318,881
Globus Medical, Cl. A	45,236	[a]	3,259,706
Guardant Health	5,863	[a]	727,716
HealthEquity	29,097	[a]	2,418,543
HealthStream	36,121	[a]	945,648
Inmode	22,858	[a]	1,951,159
Inovalon Holdings, Cl. A	121,532	[a]	3,811,244
Inspire Medical Systems	11,372	[a]	2,209,579
Insulet	2,267	[a]	611,342
LeMaitre Vascular	32,141	[b]	1,645,941
LHC Group	28,430	[a]	5,596,446
Masimo	12,862	[a]	2,773,047
MEDNAX	41,048	[a]	1,312,715
Neogen	29,274	[a]	2,702,283
Oak Street Health	10,944	[a,b]	660,908
Omnicell	62,528	[a]	8,691,392
Owens & Minor	26,847		1,200,329
PAVmed	170,834	[a,b]	905,420
PetIQ	46,819	[a,b]	1,924,261
Premier, Cl. A	72,804		2,402,532
Progyny	19,150	[a]	1,226,366
Schrodinger	10,887	[a,b]	764,050
Select Medical Holdings	44,322		1,775,983
Shockwave Medical	9,431		1,696,637
Simulations Plus	20,836	[b]	1,099,724
STAAR Surgical	36,658	[a]	5,353,168
Surgery Partners	28,956	[a,b]	1,694,795
Tabula Rasa HealthCare	38,586	[a,b]	1,667,301
Tactile Systems Technology	51,680	[a,b]	2,778,834
Talis Biomedical	44,819	[a]	436,537
Tandem Diabetes Care	15,800	[a]	1,349,162
Tenet Healthcare	19,709	[a]	1,318,729
The Ensign Group	9,551		794,643
U.S. Physical Therapy	12,707		1,478,587
Vocera Communications	69,225	[a]	2,334,267
			87,029,167
Household & Personal Products - 1.6%
Central Garden & Pet, Cl. A	22,347	[a]	1,127,406
Inter Parfums	29,586		2,262,737
Medifast	21,066		6,999,179
WD-40	6,445	[b]	1,577,736
			11,967,058

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.9% (continued)
Insurance - .9%
Goosehead Insurance, Cl. A	16,368		1,470,992
Kinsale Capital Group	24,236		4,034,325
Palomar Holdings	12,425	[a]	907,025
			6,412,342
Materials - 4.9%
Alcoa	30,848	[a]	1,223,740
Amyris	42,715	[a,b]	607,834
Arconic	35,291	[a]	1,276,475
Balchem	23,772		3,114,132
Commercial Metals	32,841		1,033,506
Eagle Materials	8,543		1,253,771
Element Solutions	164,077		3,837,761
H.B. Fuller	18,055		1,247,962
Ingevity	30,407	[a]	2,502,800
Kaiser Aluminum	8,514		1,101,626
Livent	88,824	[a,b]	1,732,956
Louisiana-Pacific	23,759		1,596,842
Materion	18,917		1,491,605
Methanex	49,249		1,750,802
Olin	91,618		4,479,204
Ranpak Holdings	45,046	[a]	994,616
Reliance Steel & Aluminum	8,137		1,367,586
Sealed Air	20,988		1,193,378
Summit Materials, Cl. A	34,489	[a]	1,200,907
Tronox Holdings, Cl. A	53,109		1,246,999
U.S. Concrete	24,648	[a,b]	1,404,690
Valvoline	39,182		1,293,006
			36,952,198
Media & Entertainment - 1.0%
Cardlytics	6,955	[a,b]	741,055
iHeartMedia, Cl. A	61,431	[a]	1,425,813
Lions Gate Entertainment, Cl. A	122,747	[a,b]	2,391,112
Vimeo	15,346	[a]	644,532
World Wrestling Entertainment, Cl. A	46,246	[b]	2,582,377
			7,784,889
Pharmaceuticals Biotechnology & Life Sciences - 10.6%
ACADIA Pharmaceuticals	23,856	[a]	532,943
Aerie Pharmaceuticals	52,427	[a,b]	854,036
Affimed	127,658	[a]	1,132,326
Albireo Pharma	20,027	[a]	669,903
Aldeyra Therapeutics	70,685	[a,b]	884,976
ALX Oncology Holdings	12,089	[a,b]	683,754
Amicus Therapeutics	52,810	[a]	489,021

Description	Shares		Value ($)
Common Stocks - 97.9% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 10.6% (continued)
Annovis Bio	15,506	[a,b]	699,321
Arena Pharmaceuticals	30,599	[a]	1,869,905
argenx, ADR	2,487	[a]	693,848
Avantor	29,353	[a]	943,699
Berkeley Lights	19,808	[a,b]	861,648
BioCryst Pharmaceuticals	77,727	[a,b]	1,225,755
Biohaven Pharmaceutical Holding	30,826	[a]	2,681,862
Bio-Techne	12,166		5,034,656
Bridgebio Pharma	26,068	[a]	1,543,226
CareDx	58,830	[a]	4,729,932
Coherus Biosciences	94,161	[a]	1,239,159
Collegium Pharmaceutical	38,239	[a,b]	913,530
Curis	61,803	[a]	889,963
DermTech	21,759	[a,b]	890,378
Emergent BioSolutions	22,572	[a,b]	1,368,992
Fate Therapeutics	18,217	[a]	1,395,422
Global Blood Therapeutics	19,269	[a,b]	740,508
Halozyme Therapeutics	119,179	[a]	4,935,202
Insmed	16,338	[a]	401,915
Instil Bio	60,964	[a,b]	1,085,159
Intra-Cellular Therapies	24,777	[a,b]	976,462
Iovance Biotherapeutics	38,850	[a,b]	721,444
KalVista Pharmaceuticals	30,977	[a]	836,379
Karyopharm Therapeutics	64,344	[a,b]	597,112
Kiniksa Pharmaceuticals, CI. A	39,462	[a,b]	537,867
Krystal Biotech	13,593	[a]	886,807
LAVA Therapeutics	25,288	[a,b]	286,513
Ligand Pharmaceuticals	24,296	[a,b]	2,859,639
Medpace Holdings	34,887	[a]	5,828,222
Mirati Therapeutics	8,300	[a]	1,312,645
Nektar Therapeutics	27,126	[a]	490,167
NeoGenomics	113,338	[a,b]	4,650,259
Optinose	44,930	[a,b]	143,327
Organogenesis Holdings	48,179	[a]	859,032
Pacira Biosciences	14,281	[a]	866,428
Prestige Consumer Healthcare	56,846	[a,b]	2,834,910
PTC Therapeutics	47,509	[a]	1,865,678
Puma Biotechnology	18,438	[a,b]	194,521
Reata Pharmaceuticals, Cl. A	6,444	[a,b]	881,153
Reneo Pharmaceuticals	3,810	[a,b]	38,290
Repligen	8,662	[a]	1,581,768
Revance Therapeutics	39,005	[a]	1,154,938

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.9% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 10.6% (continued)
Rubius Therapeutics	36,364	[a,b]	888,373
Singular Genomics Systems	14,817	[a]	400,059
Supernus Pharmaceuticals	37,351	[a,b]	1,114,927
TG Therapeutics	39,035	[a,b]	1,361,150
Turning Point Therapeutics	8,822	[a]	583,840
Twist Bioscience	6,580	[a]	706,100
United Therapeutics	6,044	[a]	1,123,580
Veracyte	39,550	[a,b]	1,544,427
Vericel	15,868	[a]	896,542
Werewolf Therapeutics	8,501	[a,b]	126,495
Zogenix	22,198	[a]	389,575
			78,929,668
Real Estate - 1.5%
American Assets Trust	31,203	[c]	1,140,470
Apple Hospitality REIT	55,324	[c]	877,992
Innovative Industrial Properties	9,591	[c]	1,728,586
Potlatchdeltic	19,928	[c]	1,199,666
QTS Realty Trust, Cl. A	30,459	[c]	1,930,491
Retail Opportunity Investments	92,407	[c]	1,650,389
Terreno Realty	19,481	[c]	1,239,381
The Macerich Company	92,810	[b,c]	1,476,607
			11,243,582
Retailing - 4.7%
Academy Sports & Outdoors	38,384	[a]	1,402,168
American Eagle Outfitters	29,464	[b]	1,043,910
Boot Barn Holdings	17,093	[a]	1,305,734
Dick's Sporting Goods	14,923		1,455,440
Funko, Cl. A	52,353	[a]	1,374,266
Leslie's	104,866	[a]	3,057,893
Lithia Motors, Cl. A	5,998		2,111,236
Ollie's Bargain Outlet Holdings	33,185	[a,b]	2,868,511
Overstock.com	43,575	[a]	3,722,612
Party City Holdco	115,413	[a]	1,065,262
Penske Automotive Group	15,329		1,312,009
Points International	22,845	[a]	401,387
Pool	6,109		2,666,884
Rent-A-Center	20,818		1,286,761
Revolve Group	38,190	[a,b]	2,117,254
Shutterstock	36,250		3,289,687
Signet Jewelers	41,549	[a,b]	2,517,038
The Children's Place	17,073	[a,b]	1,587,618

Description	Shares		Value ($)
Common Stocks - 97.9% (continued)
Retailing - 4.7% (continued)
Urban Outfitters	22,596	[a]	884,859
			35,470,529
Semiconductors & Semiconductor Equipment - 4.9%
Advanced Energy Industries	28,671		2,924,729
Axcelis Technologies	23,992	[a]	994,228
Brooks Automation	40,000		4,083,600
CEVA	37,146	[a]	1,666,741
Ichor Holdings	19,431	[a]	1,093,188
Lattice Semiconductor	61,192	[a]	3,247,459
Monolithic Power Systems	15,965		5,477,911
Onto Innovation	80,175	[a]	5,754,160
Semtech	46,222	[a]	2,911,986
Silicon Motion Technology, ADR	45,677		3,013,312
Synaptics	35,774	[a,b]	4,519,329
Ultra Clean Holdings	18,503	[a]	1,042,274
			36,728,917
Software & Services - 13.2%
ACI Worldwide	96,220	[a]	3,681,377
Agilysys	31,950	[a]	1,622,740
Alarm.com Holdings	42,040	[a]	3,442,235
Bill.com Holdings	6,353	[a]	946,089
Blackbaud	19,675	[a]	1,390,826
BlackLine	30,380	[a,b]	3,158,609
Bottomline Technologies	36,811	[a]	1,375,995
Cardtronics, Cl. A	11,906	[a]	463,501
Cerence	37,210	[a,b]	3,539,787
Commvault Systems	17,967	[a]	1,368,546
Cornerstone OnDemand	16,561	[a]	728,187
Coupa Software	3,621	[a]	862,522
E2open Parent Holdings	79,247	[a]	1,009,607
Elastic	15,321	[a]	1,811,095
Envestnet	38,668	[a]	2,782,936
Euronet Worldwide	16,278	[a]	2,435,840
Everbridge	28,655	[a,b]	3,366,962
Evo Payments, Cl. A	69,758	[a]	1,997,869
ExlService Holdings	27,622	[a]	2,816,892
Fair Isaac	9,421	[a]	4,767,591
Five9	8,763	[a]	1,551,927
I3 Verticals, Cl. A	66,399	[a]	2,063,017
J2 Global	43,497	[a,b]	5,416,681
LivePerson	85,801	[a,b]	4,714,765
Manhattan Associates	7,259	[a]	987,079
MAXIMUS	21,494		1,991,849

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.9% (continued)
Software & Services - 13.2% (continued)
Medallia	47,170	[a]	1,210,854
Mimecast	18,549	[a]	927,264
Perficient	36,574	[a]	2,618,333
Q2 Holdings	24,154	[a,b]	2,292,939
QAD, Cl. A	18,679		1,334,801
Qualys	9,132	[a,b]	882,882
Rackspace Technology	57,416	[a,b]	1,158,655
Rapid7	28,006	[a]	2,342,702
Shift4 Payments, Cl. A	9,692	[a]	904,167
Smartsheet, Cl. A	19,236	[a]	1,136,463
SolarWinds	24,067	[b]	398,309
Sprout Social, Cl. A	22,349	[a]	1,551,468
Squarespace, Cl. A	16,109	[a,b]	847,817
The Descartes Systems Group	85,617	[a]	5,003,457
TTEC Holdings	35,042		3,798,903
Tyler Technologies	5,120	[a]	2,064,179
Wix.com	7,406	[a]	1,924,523
WNS Holdings, ADR	56,350	[a]	4,198,075
Workiva	41,148	[a]	3,904,945
			98,795,260
Technology Hardware & Equipment - 3.9%
908 Devices	13,737	[a,b]	578,740
Avid Technology	44,958	[a]	1,388,303
Calix	117,867	[a]	5,222,687
CommScope Holding	61,566	[a]	1,250,405
EMCORE	113,761	[a]	1,103,482
ePlus	21,573	[a]	2,040,159
Insight Enterprises	27,511	[a]	2,874,349
Ituran Location & Control	8,811		213,314
Jabil	22,888		1,292,028
Knowles	53,376	[a]	1,096,343
NCR	27,118	[a]	1,307,088
Novanta	19,634	[a]	2,728,537
PAR Technology	13,555	[a,b]	907,643
Radware	60,899	[a]	1,778,251
Rogers	14,716	[a]	2,757,042
Sanmina	29,714	[a]	1,251,257
SYNNEX	9,905		1,253,973
			29,043,601
Telecommunication Services - .1%
Gogo	41,068	[a,b]	559,346
Transportation - 3.5%
Air Transport Services Group	80,338	[a]	1,995,596

Description		Shares		Value ($)
Common Stocks - 97.9% (continued)
Transportation - 3.5% (continued)
Allegiant Travel		16,682	[a]	3,694,396
ArcBest		13,949		1,085,790
Avis Budget Group		17,769	[a]	1,560,474
Echo Global Logistics		43,062	[a]	1,470,998
Forward Air		12,425		1,203,858
Hub Group, Cl. A		18,990	[a]	1,325,692
Kirby		26,226	[a]	1,713,345
Marten Transport		179,422		3,060,940
Saia		7,666	[a,b]	1,764,407
SkyWest		23,990	[a]	1,176,230
TFI International		37,717		3,616,306
XPO Logistics		16,193	[a]	2,379,237
				26,047,269
Utilities - .1%
California Water Service Group		17,923		1,018,743
Total Common Stocks (cost $499,612,110)				732,334,841
	1-Day Yield (%)
Investment Companies - 2.6%
Registered Investment Companies - 2.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $19,191,519)	0.04	19,191,519	[d]	19,191,519

Investment of Cash Collateral for Securities Loaned - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $7,000,373)	0.01	7,000,373	[d]	7,000,373
Total Investments (cost $525,804,002)		101.4%		758,526,733
Liabilities, Less Cash and Receivables		(1.4%)		(10,318,753)
Net Assets		100.0%		748,207,980

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At May 31, 2021, the value of the fund’s securities on loan was $84,410,698 and the value of the collateral was $86,937,680, consisting of cash collateral of $7,000,373 and U.S. Government & Agency securities valued at $79,937,307.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Health Care	22.1
Information Technology	22.0
Industrials	18.5
Consumer Discretionary	17.0
Financials	6.2
Materials	5.0
Investment Companies	3.5
Consumer Staples	3.4
Real Estate	1.5
Communication Services	1.1
Energy	.9
Utilities	.1
Consumer, Non-cyclical	.1
101.4

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 5/31/20($)	Purchases($)†	Sales($)	Value 5/31/21($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	16,250,223	357,585,127	(354,643,831)	19,191,519	2.6	24,039
Investment of Cash Collateral for Securities Loaned; ††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	13,516,196	60,637,828	(74,154,024)	-	-	151,351†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	791,459,554	(784,459,181)	7,000,373.9		188,627†††
Total	29,766,419	1,209,682,509	(1,213,257,036)	26,191,892	3.5	364,017

†  Includes reinvested dividends/distributions.

††  Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

†††  Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $84,410,698)—Note 1(c):
Unaffiliated issuers	499,612,110	732,334,841
Affiliated issuers	26,191,892	26,191,892
Cash		181,677
Receivable for investment securities sold		2,069,934
Dividends and securities lending income receivable		280,246
Receivable for shares of Common Stock subscribed		268,978
Tax reclaim receivable—Note 1(b)		1,528
Prepaid expenses		49,332
		761,378,428
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		600,263
Liability for securities on loan—Note 1(c)		7,000,373
Payable for investment securities purchased		5,462,143
Directors’ fees and expenses payable		11,301
Payable for shares of Common Stock redeemed		4,335
Other accrued expenses		92,033
		13,170,448
Net Assets ($)		748,207,980
Composition of Net Assets ($):
Paid-in capital		420,911,215
Total distributable earnings (loss)		327,296,765
Net Assets ($)		748,207,980

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	1,997,534	293,644	18,090,590	727,826,212
Shares Outstanding	60,050	9,993	518,535	20,819,262
Net Asset Value Per Share ($)	33.26	29.38	34.89	34.96

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended May 31, 2021

Investment Income ($):
Income:
Cash dividends (net of $7,897 foreign taxes withheld at source):
Unaffiliated issuers	2,703,936
Affiliated issuers	22,281
Income from securities lending—Note 1(c)	339,978
Total Income	3,066,195
Expenses:
Management fee—Note 3(a)	5,725,523
Professional fees	114,317
Registration fees	66,472
Custodian fees—Note 3(c)	55,563
Directors’ fees and expenses—Note 3(d)	53,905
Chief Compliance Officer fees—Note 3(c)	30,436
Loan commitment fees—Note 2	20,794
Shareholder servicing costs—Note 3(c)	16,717
Prospectus and shareholders’ reports	7,242
Distribution fees—Note 3(b)	2,192
Miscellaneous	38,281
Total Expenses	6,131,442
Less—reduction in expenses due to undertaking—Note 3(a)	(1,893)
Net Expenses	6,129,549
Investment (Loss)—Net	(3,063,354)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	153,793,515
Capital gain distributions from affiliated issuers	1,758
Net Realized Gain (Loss)	153,795,273
Net change in unrealized appreciation (depreciation) on investments	103,798,676
Net Realized and Unrealized Gain (Loss) on Investments	257,593,949
Net Increase in Net Assets Resulting from Operations	254,530,595

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31,
	2021	2020
Operations ($):
Investment (loss)—net	(3,063,354)	(1,777,995)
Net realized gain (loss) on investments	153,795,273	24,126,802
Net change in unrealized appreciation (depreciation) on investments	103,798,676	7,549,955
Net Increase (Decrease) in Net Assets Resulting from Operations	254,530,595	29,898,762
Distributions ($):
Distributions to shareholders:
Class A	(131,718)	(78,901)
Class C	(26,197)	(24,727)
Class I	(1,045,357)	(711,853)
Class Y	(48,153,829)	(25,636,220)
Total Distributions	(49,357,101)	(26,451,701)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	334,206	88,660
Class C	7,150	59,800
Class I	12,084,948	8,585,625
Class Y	133,815,728	65,152,293
Distributions reinvested:
Class A	131,718	78,191
Class C	25,345	24,297
Class I	811,542	563,828
Class Y	21,548,837	11,372,693
Cost of shares redeemed:
Class A	(335,637)	(504,396)
Class C	(291,221)	(110,403)
Class I	(7,687,411)	(12,409,117)
Class Y	(90,817,009)	(137,311,989)
Increase (Decrease) in Net Assets from Capital Stock Transactions	69,628,196	(64,410,518)
Total Increase (Decrease) in Net Assets	274,801,690	(60,963,457)
Net Assets ($):
Beginning of Period	473,406,290	534,369,747
End of Period	748,207,980	473,406,290

	Year Ended May 31,
	2021	2020
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	11,032	3,973
Shares issued for distributions reinvested	4,278	3,189
Shares redeemed	(11,380)	(21,374)
Net Increase (Decrease) in Shares Outstanding	3,930	(14,212)
Class Ca
Shares sold	281	2,945
Shares issued for distributions reinvested	928	1,099
Shares redeemed	(12,870)	(5,066)
Net Increase (Decrease) in Shares Outstanding	(11,661)	(1,022)
Class Ib
Shares sold	382,577	348,117
Shares issued for distributions reinvested	25,164	22,093
Shares redeemed	(247,604)	(550,314)
Net Increase (Decrease) in Shares Outstanding	160,137	(180,104)
Class Yb
Shares sold	4,371,820	2,883,667
Shares issued for distributions reinvested	666,941	445,115
Shares redeemed	(2,985,307)	(6,141,532)
Net Increase (Decrease) in Shares Outstanding	2,053,454	(2,812,750)

[a]

During the period ended May 31, 2021, 788 Class C shares representing $22,425 were automatically converted to 699 Class A shares and during the period ended May 31, 2020, 88 Class C shares representing $1,953 were automatically converted to 80 Class A shares.

[b]

During the period ended May 31, 2021, 330,551 Class Y shares representing $10,495,865 were exchanged for 331,131 Class I shares. During the period ended May 31, 2020, 338,269 Class Y shares representing $8,350,393 were exchanged for 338,644 Class I shares and 350 Class Y shares representing $9,247 were exchanged for 364 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended May 31,
Class A Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	23.63	23.18	28.94	24.54	20.41
Investment Operations:
Investment (loss)—net[a]	(.25)	(.16)	(.18)	(.15)	(.13)
Net realized and unrealized gain (loss) on investments	12.38	1.87	(1.28)	6.36	4.26
Total from Investment Operations	12.13	1.71	(1.46)	6.21	4.13
Distributions:
Dividends from net realized gain on investments	(2.50)	(1.26)	(4.30)	(1.81)	-
Net asset value, end of period	33.26	23.63	23.18	28.94	24.54
Total Return (%)[b]	52.22	7.19	(3.11)	26.05	20.24
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.37	1.39	1.40	1.29	1.28
Ratio of net expenses to average net assets	1.30	1.30	1.30	1.28	1.28
Ratio of net investment (loss) to average net assets	(.82)	(.68)	(.68)	(.56)	(.60)
Portfolio Turnover Rate	112.92	105.26	101.14	95.50	138.00
Net Assets, end of period ($ x 1,000)	1,998	1,326	1,630	2,090	2,819

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended May 31,
Class C Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	21.24	21.10	26.95	23.13	19.39
Investment Operations:
Investment (loss)—net[a]	(.40)	(.31)	(.35)	(.33)	(.31)
Net realized and unrealized gain (loss) on investments	11.04	1.71	(1.20)	5.96	4.05
Total from Investment Operations	10.64	1.40	(1.55)	5.63	3.74
Distributions:
Dividends from net realized gain on investments	(2.50)	(1.26)	(4.30)	(1.81)	-
Net asset value, end of period	29.38	21.24	21.10	26.95	23.13
Total Return (%)[b]	50.99	6.41	(3.71)	25.11	19.29
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.31	2.16	2.33	2.23	2.27
Ratio of net expenses to average net assets	2.05	2.05	2.05	2.05	2.05
Ratio of net investment (loss) to average net assets	(1.56)	(1.43)	(1.43)	(1.37)	(1.39)
Portfolio Turnover Rate	112.92	105.26	101.14	95.50	138.00
Net Assets, end of period ($ x 1,000)	294	460	479	587	323

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class I Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	24.63	24.05	29.76	25.12	20.84
Investment Operations:
Investment (loss)—net[a]	(.16)	(.09)	(.10)	(.07)	(.08)
Net realized and unrealized gain (loss) on investments	12.92	1.93	(1.31)	6.52	4.36
Total from Investment Operations	12.76	1.84	(1.41)	6.45	4.28
Distributions:
Dividends from net realized gain on investments	(2.50)	(1.26)	(4.30)	(1.81)	-
Net asset value, end of period	34.89	24.63	24.05	29.76	25.12
Total Return (%)	52.63	7.52	(2.88)	26.42	20.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00	1.01	.98	.99	1.03
Ratio of net expenses to average net assets	1.00	1.01	.98	.98	1.01
Ratio of net investment (loss) to average net assets	(.52)	(.37)	(.35)	(.26)	(.33)
Portfolio Turnover Rate	112.92	105.26	101.14	95.50	138.00
Net Assets, end of period ($ x 1,000)	18,091	8,826	12,949	16,532	11,777

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended May 31,
Class Y Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	24.66	24.07	29.77	25.12	20.83
Investment Operations:
Investment (loss)—net[a]	(.15)	(.08)	(.09)	(.06)	(.07)
Net realized and unrealized gain (loss) on investments	12.95	1.93	(1.31)	6.52	4.36
Total from Investment Operations	12.80	1.85	(1.40)	6.46	4.29
Distributions:
Dividends from net realized gain on investments	(2.50)	(1.26)	(4.30)	(1.81)	-
Net asset value, end of period	34.96	24.66	24.07	29.77	25.12
Total Return (%)	52.73	7.56	(2.84)	26.46	20.60
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.97	.95	.95	.96
Ratio of net expenses to average net assets	.96	.97	.95	.94	.96
Ratio of net investment (loss) to average net assets	(.48)	(.34)	(.34)	(.21)	(.28)
Portfolio Turnover Rate	112.92	105.26	101.14	95.50	138.00
Net Assets, end of period ($ x 1,000)	727,826	462,795	519,312	798,000	624,947

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Select Managers Small Cap Growth Fund (the “fund”) is a separate non-diversified series of BNY Mellon Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser and the fund’s portfolio allocation manager. Geneva Capital Management LLC (“Geneva”), Nicholas Investment Partners, L.P. (“Nicholas”), EAM Investors, LLC (“EAM”), Granite Investment Partners, LLC (“Granite”), Rice Hall James & Associates (“Rice Hall”) and Redwood Investments, LLC (“Redwood”), serve as the fund’s sub-investment advisers, each managing an allocated portion of the fund’s portfolio.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 425 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (75 million shares authorized), Class C (75 million shares authorized), Class I (75 million shares authorized) and Class Y (200 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

NOTES TO FINANCIAL STATEMENTS (continued)

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	732,334,841	-	-	732,334,841
Investment Companies	26,191,892	-	-	26,191,892

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of May 31, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on

NOTES TO FINANCIAL STATEMENTS (continued)

securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended May 31, 2021, The Bank of New York Mellon earned $51,205 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2021, the fund did not incur any interest or penalties.

Each tax year for the four-year period ended May 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $50,342,193, undistributed capital gains $51,850,326 and unrealized appreciation $225,104,246.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2021 and May 31, 2020 were as follows: ordinary income $20,200,883 and $0, and long-term capital gains $29,156,218 and $26,451,701, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for

NOTES TO FINANCIAL STATEMENTS (continued)

Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended May 31, 2021, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from June 1, 2020 through September 30, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of Class A, Class C, Class I and Class Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.05%, 1.05%, 1.05% and .98% of the value of the respective class’ average daily net assets. On or after September 30, 2021, the Adviser may terminate these expense limitations at any time. The reduction in expenses, pursuant to the undertaking, amounted to $1,893 during the period ended May 31, 2021.

Pursuant to separate sub-investment advisory agreements between the Adviser and Geneva, Nicholas, EAM, Granite, Rice Hall and Redwood, each serves as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of the fund’s portfolio. The Adviser pays each sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility

(subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended May 31, 2021, the Distributor retained $264 from commissions earned on sales of the fund’s Class A shares and $16 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended May 31, 2021, Class C shares were charged $2,192 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2021, Class A and Class C shares were charged $4,295 and $731, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are

NOTES TO FINANCIAL STATEMENTS (continued)

related to fund subscriptions and redemptions. During the period ended May 31, 2021, the fund was charged $6,303 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2021, the fund was charged $55,563 pursuant to the custody agreement.

During the period ended May 31, 2021, the fund was charged $30,436 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $563,854, Distribution Plan fees of $187, Shareholder Services Plan fees of $480, custodian fees of $21,642, Chief Compliance Officer fees of $13,104 and transfer agency fees of $1,114, which are offset against an expense reimbursement currently in effect in the amount of $118.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2021, amounted to $703,943,474 and $686,956,390, respectively.

At May 31, 2021, the cost of investments for federal income tax purposes was $533,422,487; accordingly, accumulated net unrealized appreciation on investments was $225,104,246, consisting of $243,228,681 gross unrealized appreciation and $18,124,435 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Select Managers Small Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Select Managers Small Cap Growth Fund (the “Fund”) (one of the funds constituting BNY Mellon Strategic Funds, Inc.), including the statements of investments and investments in affiliated issuers, as of May 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Strategic Funds, Inc.) at May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
July 23, 2021

IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby reports 3.15% of the ordinary dividends paid during the fiscal year ended May 31, 2021 as qualifying for the corporate dividends received deduction. For the fiscal year ended May 31, 2021, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $652,999 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2022 of the percentage applicable to the preparation of their 2021 income tax returns. The fund hereby reports $1.0223 per share as a short-term capital gain distribution and $1.4755 per share as a long-term capital gain distribution paid on December 17, 2020.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director and Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 98

———————

Joni Evans (79)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-2019)

• Principal, Joni Evans Ltd. (publishing) (2006-2019)

No. of Portfolios for which Board Member Serves: 18

———————

Joan Gulley (73)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Chair (June 2018-Present) and Director (2015-Present), Nantucket Atheneum

• Governor, Orchard Island Club (2016-Present)

No. of Portfolios for which Board Member Serves: 43

———————

Alan H. Howard (61)

Board Member (2018)

Principal Occupation During Past 5 Years:

• Managing Partner of Heathcote Advisors LLC, a financial advisory services firm (2008-Present)

• President of Dynatech/MPX Holdings LLC (2012 – 2019), a global supplier and service provider of military aircraft parts, including Board Member of two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019); Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013-2019)

• Senior Advisor, Rossoff & Co., an independent investment banking firm (2013-June 2021)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

• Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (March 2020-April 2021)

No. of Portfolios for which Board Member Serves: 18

———————

Robin A. Melvin (57)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Trustee, Westover School, a private girls’ boarding school in Middlebury, Connecticut (2019-Present)

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois (2014–2020); Board member, Mentor Illinois (2013-2020)

No. of Portfolios for which Board Member Serves: 77

———————

Burton N. Wallack (70)

Board Member (2006)

Principal Occupation During Past 5 Years:

President and Co-owner of Wallack Management Company, a real estate management company (1987-Present)

Mount Sinai Hospital Urology Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 18

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Benaree Pratt Wiley (75)

Board Member (2003)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts Director (2004-Present)

No. of Portfolios for which Board Member Serves: 63

———————

INTERESTED BOARD MEMBER

Gordon J. Davis (79)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-Present)

No. of Portfolios for which Board Member Serves: 48

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

William Hodding Carter III, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Hans C. Mautner, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021, Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; He is an officer of 56 investment companies (comprised of 106 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020, Director-BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021; Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 57 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 57 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 57 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 57 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Assistant Secretary of the Adviser since 2018; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016. She is an officer of 57 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust (56 investment companies, comprised of 121 portfolios). He also served as Chief Compliance Officer of the the Adviser from 2004 to June 2021. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Select Managers Small Cap Growth Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Advisers

Geneva Capital
Management LLC

100 East Wisconsin Avenue,

Suite 2550

Milwaukee, WI 53202

Nicholas Investment Partners, L.P.

6451 El Sicomoro
Rancho Santa Fe, CA 92067

EAM Investors, LLC

2533 South Coast Highway 101,
Suite 240
Cardiff-by-the-Sea, CA 92007

Granite Investment Partners, LLC

2121 Rosecrans Avenue, Suite 2360

El Segundo, CA 90245

Rice Hall James & Associates

600 West Broadway, Suite 1000

San Diego, CA 92101

Redwood Investments, LLC

One Gateway Center, Suite 802

Newton, MA 02458

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DSGAX Class C: DSGCX Class I: DSGIX Class Y: DSGYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6289AR0521

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Alan Howard, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC”). Alan Howard is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,853 in 2020 and $34,853 in 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $7,544 in 2020 and $7,027 in 2021. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,482 in 2020 and $5,147 in 2021. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $56 in 2020 and $66 in 2021. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2020 and $0 in 2021.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $751,270 in 2020 and $2,686,546 in 2021.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Strategic Funds, Inc.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: July 21, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: July 21, 2021

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: July 21, 2021

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)